EXHIBIT 32

               CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
               CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
               SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                  906 OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certify, pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of The Bralorne Mining Company (the "Company") on Form 10-QSB for the fiscal quarter ended May 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.


July 10, 2006                       /s/ Jeff Yenyou Zheng
                                    ---------------------------
                                    Jeff Yenyou Zheng
                                    Chief Executive Officer


July 10, 2006                       By: /s/ Michael Liu
                                    ---------------------------
                                    Michael Liu
                                    Chief Financial Officer

     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.